UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2013

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On December 11, 2013, Lakeland Bancorp, Inc. (the “Company”) notified Grant Thornton LLP (“Grant Thornton”) that Grant Thornton would be dismissed as the Company’s independent registered public accounting firm. Grant Thornton’s dismissal does not affect the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2013, for which Grant Thornton is still engaged to complete. The decision to change accounting firms was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) on December 11, 2013.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2011 and through the date of filing of this Form 8-K, the Company has not had any disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of disagreement in their reports on the Company’s consolidated financial statements. In addition, during such periods and through the date of filing of this Form 8-K, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Grant Thornton’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company’s management has authorized Grant Thornton to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the United States Securities and Exchange Commission (“SEC”) and requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of Grant Thornton’s letter, dated December 13, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of new independent registered public accounting firm.

On December 11, 2013, the Company appointed KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm for its first quarter ending March 31, 2014 and its fiscal year ending December 31, 2014. The appointment of KPMG was approved by the Audit Committee on December 11, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description

16.1 Letter to Securities and Exchange Commission from Grant Thornton LLP, dated December 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Thomas J. Shara
Name:	Thomas J. Shara
Title:	President and Chief Executive Officer

Dated: December 13, 2013